EXHIBIT 10.19

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A): WU  HONG  YU.
                 ------------

ADDRESS:  F1.6-4C.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
        ---------------------------------------------------------------------
        ZONE,SHENZHEN CHINA.
        --------------------

LICENSE  NUMBER:  NO.3000051056
                -------------------------------------------------------------

AGENCE: LU  JIAN  XIONG
       ----------------------------------------------------------------------

ADDRESS:  F1.6-4C.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
        ---------------------------------------------------------------------

        ZONE,SHENZHEN CHINA.
        --------------------

LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                ------------------------------------

ADDRESS: F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
         -------------------------------------------------------------------

         ZONE,SHENZHEN CHINA.
         --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F1.6-1C TIAN AN DEVELOPMENT COMPOUND, CHE GONG MIAO INDUSTRIAL ZONE,SHEN ZHEN which area is 800m2.

2. Lease term shall commence on Mar.1,2001.and shall terminate on Feb. 28, 2003. is 24months.
3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB55/m2, Side B will pay the rent to side A RMB44,000 per month in every first 5 days of that month.

6. Side B can use this premise on Mar.1,2001 If side A can't supply this premise to Side B on Mar.1,2001. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 2 months of the rent, i.e.RMB88,000 side A should provide receipt.

     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within  \  days  after notified. If side A refuse to
                                  -----
     maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A. If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real estate rent permitting) expire;
          if  it  is reason of (3) as above, Side B can get compensate from Side
          A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  2months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB  \  ;
                                                        -----
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A. Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1)  Side A don't supply this premise over  \  months after this contract
                                               -----
          is made  effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate  without  permitting  from  Side  B.
          Side B should notify Side A for relieve this lease and move out of this premise in time. Side A should return double deposit and the charges of in advance from Side B and pay RMB \ as compensate to
                                                       -----
          Side B.

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance \ month. If Side A
                                                      -----
     would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21.  If ending this contract, Side B should move out of this premise within  \
                                                                           -----
     days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 5% of rent per day.

23.  Side  B should pay RMB  \  /m2 / month to Side A for this premise if Side B
                           -----
     rent  the  premise  to  other  person  without  permitting  from  Side  A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This contract is made effective as date of signature by and between WU HONG
                                                                         -------
     YU  and JING LIANG  ELECTRONICS  CO.,  LTD.
     -------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                                Y       M       D

WITNESS  (STAMP  OR  SIGNATURE):                         Y       M       D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):             Y       M       D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A):SHENZHEN  HUA  JIANG  CO.,LTD..
                ------------------------------

ADDRESS:  1508 ROOM SHEN  KAN  BUIDING  SHANG  BU  ROAD  SHEN  ZHEN
          ---------------------------------------------------------

LICENSE  NUMBER:  G50041
                ---------------------------------------------------
AGENCE:
       ------------------------------------------------------------
ADDRESS:
        -----------------------------------------------------------

LESSEE(SIDE  B):   JINGLIANG  ELECTRONICS  CO.,  LTD.
                   ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------
          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F1.6-3ATIAN AN DEVELOPMENT COMPOUND, CHE GONG MIAO INDUSTRIAL ZONE, SHEN ZHEN which area is 1,134.65m2.

2. Lease term shall commence on Jun 20, 1999 and shall terminate on Feb. 28, 2002. is 32 months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB27/m2 (including management fee RMB 2/ m2), Side B will pay the rent to side A RMB 30,635.55 per month in every first 5 days of that month.

6.   Side  B  can  use  this  premise  on  Jun.20,  1999.
     If side A can't supply this premise to Side B on Jun.20, 1999. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.


9. On the effective date of the contract , Side B should pay Side A deposit which is 2 months of the rent, i.e. RMB56,732.50 and side A should provide receipt.

     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 1 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side B can't rent  this  premise to other person without permitting of side
     A. If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real estate rent permitting) expire;
          if it is  reason  of (3) as above, Side B can get compensate from Side
          A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  1months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB10,000;
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A. Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1)  Side  A don't supply this premise over \ months after this contract is
                                                ---
          made  effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate without permitting from Side B.
          Side B should notify Side A for relieve this lease and move out of this premise in time. Side A should return double deposit and the charges of in advance from Side  B  and  pay  RMB  \  as compensate to
                                                           -----
          Side  B.

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance 1 month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 3 days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 2% of rent per day.

23. Side B should pay RMB50/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is  made effective as date of signature by and between SHEN
                                                                            ----
     ZHEN  HUA  JIANG  CO.,  LTD and JINGLIANG  ELECTRONICS  CO.,  LTD.
     ------------------------------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                               Y       M      D

WITNESS  (STAMP  OR  SIGNATURE):                        Y       M      D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):            Y       M      D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A):SHENZHEN  HUA  JIANG  CO.,LTD.
                ------------------------------

ADDRESS:  1508ROOM  SHEN  KAN  BUIDING  SHANG  BU  ROAD  SHEN  ZHEN

LICENSE  NUMBER:  G50041
                 --------------------------------------------------

AGENCE:
       ------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------

 LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                   ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------

          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1.   Side  A  let  side  B  a  factory  located  in  F1.6-4A TIAN AN DEVELOPMENT
     COMPOUND,CHE  GONG  MIAO INDUSTRIAL ZONE,SHENZHEN which area is 1,134.65m2.

2. Lease term shall commence on Mar 1, 1999and shall terminate on Feb. 28, 2002. is 36 months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB27/m2 (including management fee RMB 2/ m2), Side B will pay the rent to side A RMB 30,635.55 per month in every first 5 days of that month.

6.   Side  B  can  use  this  premise  on  Mar.1,  1999.
     If side A can't supply this premise to Side B on Mar.1, 1999. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 2 months of the rent, i.e. RMB61,271.10 and side A should provide receipt.
     Side  A and side B should carry out this lease contract items.
     if any  one  defaults,  he  should  be  responsible  for  it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 7 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A.
     If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real estate rent permitting) expire;
          if it is reason of (3) as above, Side  B  can get compensate from Side
          A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  1months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB10,000;
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved this contract as following reasons:
     Side  A  has  the  liability  to  compensate
     (1) Side A don't supply this premise over 1 months after this contract is made effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate without permitting from Side B.
          Side B should notify  Side  A  for  relieve this lease and move out of this premise in time.
          Side A should return double deposit and the charges of in advance from Side B and pay RMB \ as compensate to Side B.
                                -----

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance 1 month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 7 days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 2% of rent per day.

23. Side B should pay RMB50/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is  made effective as date of signature by and between SHEN
                                                                            ----
     ZHEN  HUA  JIANG  CO.,  LTD and  JINGLIANG  ELECTRONICS  CO.,  LTD.
     -------------------------------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                               Y       M       D

WITNESS  (STAMP  OR  SIGNATURE):                        Y       M       D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):            Y       M       D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A): SHENZHEN  HUA  JIANG  CO.,LTD.
                 ------------------------------

ADDRESS:  1508ROOM  SHEN  KAN  BUIDING  SHANG  BU  ROAD  SHEN  ZHEN
         -----------------------------------------------------------

LICENSE  NUMBER:  G50041
                ------------------------------------------------------------

AGENCE:
       ---------------------------------------------------------------------

ADDRESS:
        --------------------------------------------------------------------

 LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                   ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------

          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F1.6-4B TIAN AN DEVELOPMENT COMPOUND, CHE GONG MIAO INDUSTRIAL ZONE,SHEN ZHEN which area is 1,134.65m2.

2. Lease term shall commence on Mar 1, 1999and shall terminate on Feb. 28, 2002. is 36 months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB27/m2 (including management fee), Side B will pay the rent to side A RMB 30,635.55 per month in every first 5 days of that month.

6.   Side  B  can  use  this  premise  on  Mar.1,  1999.
     If side A can't supply this premise to Side B on Mar.1, 1999. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 2 months of the rent, i.e. RMB61,271.10 and side A should provide receipt.
     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 7 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A. If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real estate rent permitting) expire;
          if it is reason of (3) as above, Side B can get compensate  from  Side
          A.

17.  Side  A  have  right to relieved this contract as following reasons:
     Side B has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  1months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB10,000;
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18. Side B have right to relieved this contract as following reasons: Side A has the liability to compensate
     (1) Side A don't supply this premise over 1 months after this contract is made effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate without permitting from Side B.
          Side B should notify Side A for relieve this lease and move out of This premise in time. Side A should return double deposit and the charges of in advance from Side B and pay RMB \ as compensate
                                                              -----
          to Side  B.

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.


20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance 1 month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 7 days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 2% of rent per day.

23. Side B should pay RMB50/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is  made effective as date of signature by and between SHEN
                                                                            ----
     ZHEN  HUA  JIANG  CO., LTD and  JINGLIANG  ELECTRONICS  CO.,  LTD.
     ------------------------------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                            Y       M       D

WITNESS  (STAMP  OR  SIGNATURE):                     Y       M       D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):         Y       M       D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A):BEI  JING  QING  LIAN  LEATHER GROUP CO.,BEI JING GE XING LIVING
                ----------------------------------------------------------------
                SERVICE  CENTRE
                ---------------

ADDRESS: No29.SANHUAN  ROAD.FONG  TAI  DISTRICT  BEIJING  CHINA.
        --------------------------------------------------------


LICENSE  NUMBER:  G50045
                ----------------------------------------------
AGENCE: GUO  CHUN  XIN
       -------------------------------------------------------

ADDRESS:  ROOM7A,CHUI JING UNIT.GOLF  GARDEN.SHENZHEN. CHINA
        ------------------------------------------------------

 LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                   ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------

          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1.   Side  A  let  side  B  a  factory  located  in  F1.6-4C,TIAN AN DEVELOPMENT
     COMPOUND,CHE  GONG  MIAO INDUSTRIAL ZONE,SHENZHEN which area is 1,134.65m2.

2. Lease term shall commence on Feb.25, 2001 and shall terminate on Feb. 15, 2003. is 24months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB26/m2 , Side B will pay the rent to side A RMB 29,500.9 per month in every first 5 days of that month.

6.   Side  B  can  use  this  premise  on  Feb.15,  2001.
     If side A can't supply this premise to Side B on Feb.15, 2001. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 1 months of the rent, i.e. RMB24,962.3 and side A should provide receipt(as same as the original lease).

     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 10 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A. If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real  estate  rent  permitting)  expire;
          if  it  is reason of (3) as above, Side B can get compensate from Side
          A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  one  months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB30,000;
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1) Side A don't supply this premise over one months after this contract is made effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate without permitting from Side B.
          Side B should notify Side A for relieve this lease and move out of this premise in time.
          Side A should return double deposit and the charges of in advance from Side B and pay RMB45,000 as compensate to Side B.

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance two month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 15 days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 5% of rent per day.

23. Side B should pay RMB26/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is  made  effective as date of signature by and between BEI
                                                                             ---
     JING QING LIAN LEATHER GROUP CO.,BEI JING GE XING LIVING SERVICE CENTRE and
     ---------------------------------------------------------------------------
     JINGLIANG  ELECTRONICS  CO.,  LTD.
     ----------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                         Y       M       D

WITNESS  (STAMP  OR  SIGNATURE):                  Y       M       D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):      Y       M       D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A):SHEN  ZHEN  DONG  MING  SCIENCE&TECHNOLOGY  CO.,LTD.
                ----------------------------------------------------

ADDRESS: 15F.SI  CHUAN  BUILDING  SHANG  BU  ROAD  SHEN  ZHEN  CITY
         ----------------------------------------------------------


LICENSE  NUMBER:  G50019
                --------------------------------------------------

AGENCE:
       -----------------------------------------------------------

ADDRESS:
        ----------------------------------------------------------

 LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                   ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------

          ZONE, SHENZHEN CHINA.
          ---------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F1.6-4D(workshop) and H2.8-816,817,818,819,820(dormitory).TIAN AN DEVELOPMENT COMPOUND,CHE GONG MIAO
     INDUSTRIAL  ZONE,SHENZHEN  which  area  is  1,407.93m2.

2. Lease term shall commence on Mar.1, 2000 and shall terminate on Feb. 28, 2003. is 36months.

3. Side B can use this premises for workshop and office and dormitory. Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise for workshops is HKD22/m2 ,for dormitories is HKD24/m2, Side B will pay the rent to side A
     HKD31,521(HKD31,521*1.07=RMB33,728) per month in every first 15 days of that month.

6.   Side  B  can  use  this  premise  on  Feb.28,  2000.
     If side A can't supply this premise to Side B on Feb.28, 2000. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 2 months of the rent, i.e. HKD 57,410and side A should provide receipt(as same as the original lease).

     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within  \  days after notified. If side A refuse to
                                  ----
     maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A. If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real estate rent permitting) expire;
          if it is reason of (3) as above, Side  B  can get compensate from Side
          A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  3  months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB  \  ;
                                                        -----
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side B rent this premise  to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1)  Side A don't  supply  this premise over  \  months after this contract
                                                 -----
          is made  effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate  without  permitting  from  Side  B.
     Side B should notify Side A for relieve this lease and move out of this premise in time. Side A should return double deposit and the charges of in advance from Side B and pay RMB \ as compensate to Side B.
                                          -----

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance \ month.
                                                               -----
     If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21.  If  ending  this  contract,  Side  B should move out of this premise within
       \   days  after  ending  date,  otherwise  Side  A  have  rights  to ask
     -----
     to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 5% of rent per day.

23.  Side  B  should pay  \   /m2 / month to Side A for this premise if Side B
                        -----
     rent  the  premise  to  other  person  without  permitting  from  Side  A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is  made effective as date of signature by and between SHEN
                                                                            ----
     ZHEN  DONG  MING SCIENCE&TECHNOLOGY CO.,LTD. and JINGLIANG ELECTRONICS CO.,
     ---------------------------------------------------------------------------
     LTD.
     ----

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                             Y       M      D

WITNESS  (STAMP  OR  SIGNATURE):                      Y       M      D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):          Y       M      D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A): SHENZHEN  HUA  JIANG  CO.,LTD.
                 ------------------------------

ADDRESS:  1508ROOM  SHEN  KAN  BUIDING  SHANG  BU  ROAD  SHEN  ZHEN

LICENSE  NUMBER:  G50041
                ---------------------------------------------------

AGENCE:
       ------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------

 LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                   ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------
          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F1.6-5ATIAN AN DEVELOPMENT COMPOUND, CHE GONG MIAO INDUSTRIAL ZONE,SHEN ZHEN which area is 1,134.65m2.

2. Lease term shall commence on Jul. 28, 2000 and shall terminate on Feb. 28, 2002. is 19months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB28/m2 (including management feeRMB2/ m2), Side B will pay the rent to side A RMB 31,770.20 per month in every first 5 days of that month.

6.   Side  B  can  use  this  premise  on  Jul.28,  2000.
     If side A can't supply this premise to Side B on Jul.28, 2000. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 3 months of the rent, i.e. RMB88,502.7 and side A should provide receipt.

     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 1 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A. If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real estate rent permitting) expire;
          if it is reason of (3) as above,
          Side  B  can  get  compensate  from  Side  A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  1months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB  \  ;
                                                        -----
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1) Side A don't supply this premise over 1 months after this contract is made effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate  without  permitting  from  Side  B.
          Side B should notify Side A for relieve this lease and move out of this premise in time. Side A should return double deposit and the charges of in advance from Side B and pay RMB \ as compensate to
                                                        -----
          Side B.

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance 1 month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise. Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 10 days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 2% of rent per day.

23. Side B should pay RMB50/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is  made effective as date of signature by and between SHEN
                                                                            ----
     ZHEN  HUA  JIANG  CO.,  LTD and JINGLIANG  ELECTRONICS  CO.,  LTD.
     ------------------------------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                              Y       M       D

WITNESS  (STAMP  OR  SIGNATURE):                       Y       M       D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):           Y       M       D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A):SHENZHEN  HUA  JIANG  CO.,LTD.
                ------------------------------

ADDRESS:  1508ROOM  SHEN  KAN  BUIDING  SHANG  BU  ROAD  SHEN ZHEN
         ---------------------------------------------------------

LICENSE  NUMBER:  G50041
                --------------------------------------------------

AGENCE:
       -----------------------------------------------------------

ADDRESS:
        ----------------------------------------------------------

 LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                   ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------
          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F1.6-6ATIAN AN DEVELOPMENT COMPOUND, CHE GONG MIAO INDUSTRIAL ZONE,SHEN ZHEN which area is 1,134.65m2.

2. Lease term shall commence on Dec. 1, 1999and shall terminate on Feb. 28, 2002. is 27 months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB27/m2(including management fee RMB2/m2 ), Side B will pay the rent to side A RMB30635.55 per month in every first 5 days of that month.

6.   Side  B  can  use  this  premise  on  Dec.1,  1999.
     If side A can't supply this premise to Side B on Dec.1, 1999.. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 2 months of the rent, i.e. RMB56,732.50 and side A should provide receipt.
     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 1 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13   Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A. If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real estate rent permitting) expire;
          if it is reason of (3) as above, Side  B  can get compensate from Side
          A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  2  months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB10,000;
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1)  Side  A don't supply this premise over \ months after this contract is
                                                ---
          made  effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate  without  permitting  from  Side  B.
          Side B should notify Side A for relieve this lease and move out of this premise in time. Side A should return double deposit and the charges  of  in  advance  from  Side  B  and pay RMB  \  as compensate
                                                              ----
          to Side  B.

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance 1 month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise. Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 3 days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 2% of rent per day.

23. Side B should pay RMB50/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is  made effective as date of signature by and between SHEN
                                                                            ----
     ZHEN  HUA  JIANG  CO.,  LTD and JINGLIANG  ELECTRONICS  CO.,  LTD.
     ------------------------------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                           Y       M       D

WITNESS  (STAMP  OR  SIGNATURE):                    Y       M       D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):        Y       M       D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A):SHENZHEN  TIAN  AN  CYBLE  PARK  CO.,LTD.
                -----------------------------------------

ADDRESS:  F5.8-6D TIAN AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          ------------------------------------------------------------------

          ZONE,SHENZHEN CHINA.
          --------------------

LICENSE  NUMBER:
                --------------------------------------------------

AGENCE:
       -----------------------------------------------------------

ADDRESS:
        ----------------------------------------------------------

 LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                   ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------
          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F3.8-1C TIAN AN DEVELOPMENT COMPOUND, CHE GONG MIAO INDUSTRIAL ZONE,SHEN ZHEN which area is 1,150.75m2.

2. Lease term shall commence on Apr. 13,2000.and shall terminate on Feb. 28, 2002. is 22.5 months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB42/m2, Side B will pay the rent to side A RMB48,332 per month in every first 10 days of that month.

6.   Side  B  can  use  this  premise  on  Apr.13,  2000.
     If side A can't supply this premise to Side B on Apr.13, 2000. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 1months of the rent, i.e. RMB48,332 and side A should provide receipt.

     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 1 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A.
     If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3) (real estate rent permitting) expire; if it is reason of (3) as above, Side B can get compensate from Side A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  1months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB  \  ;
                                                         ----
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1) Side A don't supply this premise over 1 months after this contract is made effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate without permitting from Side B. Side B should notify
          Side A for relieve this lease and move out of this premise in time. Side A should return double deposit and the charges of in advance from Side B and pay RMB \ as compensate to Side B.
                                -----

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance 1 month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 10 days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 5% of rent per day.

23. Side B should pay RMB100/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is  made  effective  as  date  of  signature by and between
     SHENZHEN  TIAN  AN  CYBLE PARK CO.,LTD. and JINGLIANG ELECTRONICS CO., LTD.
     ---------------------------------------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                           Y       M      D

WITNESS  (STAMP  OR  SIGNATURE):                    Y       M      D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):        Y       M      D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A):CHEN  CU  XIONG
                ---------------

ADDRESS:  4  BLOCK,  ZHANG  KENG  INDUSTRIAL  ZONE,  MING  ZHI  VILIGE,LONG  HUA
          ----------------------------------------------------------------------

          COUNTRY  BAO  AN  DISTRICT  ,SHEN  ZHEN.
          ----------------------------------------

LICENSE  NUMBER:
                -------------------------------------------------------

AGENCE:
       ----------------------------------------------------------------

ADDRESS:
        ---------------------------------------------------------------

LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS  CO.,  LTD.
                  ----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------

          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F3.8-2A TIAN AN DEVELOPMENT COMPOUND, CHE GONG MIAO INDUSTRIAL ZONE,SHEN ZHEN which area is 1,144.15m2.

2. Lease term shall commence on Aug. 15,2000.and shall terminate on Aug. 15, 2002. is 24 months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB30/m2, Side B will pay the rent to side A RMB34,324.5 per month in every first 15 days of that month.

6.   Side  B  can  use  this  premise  on  Aug.  15,  2000.
     If side A can't supply this premise to Side B on Aug.15, 2000. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 2 months of the rent, i.e. RMB68,649 and side A should provide receipt.

     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 1 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A.
     If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real  estate  rent  permitting)  expire;
          if  it  is reason of (3) as above, Side B can get compensate from Side
          A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  1months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB  \  ;
                                                         ----
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1) Side A don't supply this premise over 1 months after this contract is made effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate  without  permitting  from  Side  B.
          Side B should notify Side A for relieve this lease and move out of this premise in time. Side A should return double deposit and the charges of in advance from Side B and pay RMB \ as compensate to Side
                                                        ---
          B.

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance 1 month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 10 days after ending date,0 otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 2% of rent per day.

23. Side B should pay RMB50/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This contract is made effective as date of signature by and between CHEN CU
                                                                         -------
     XIONG  and  JINGLIANG  ELECTRONICS  CO.,  LTD.
     ----------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                            Y       M       D

WITNESS  (STAMP  OR  SIGNATURE):                     Y       M       D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):         Y       M       D

                           REAL ESTATE LEASE CONTRACT

LEASOR(SIDE  A):  CHINA  ARCHITECTURE  DESIGN  ACADEMY
                  ------------------------------------
ADDRESS:  13F,3BLOCK,TONG  JIAN  BUILDING,  SHEN  NAN  ROAD,SHEN  ZHEN


LICENSE  NUMBER:
                -----------------------------------------------

AGENCE:
       --------------------------------------------------------

ADDRESS:
        -------------------------------------------------------

LESSEE(SIDE  B):  JINGLIANG  ELECTRONICS   CO.,  LTD.
                  -----------------------------------

ADDRESS:  F1.6-4D.TIAN  AN  DEVELOPMENT  COMPOUND,CHE  GONG  MIAO  INDUSTRIAL
          -------------------------------------------------------------------

          ZONE,SHENZHEN CHINA.
          --------------------

OPERATING  LICENSE:  NO.303476
                     ---------

According to (Shenzhen Special Zone Real Estate Item) and the detail stipulate. Side A and Side B sign on this contract.

LEASE  CONTRACT  CLAUSE

1. Side A let side B a factory located in F3.8-5D TIAN AN DEVELOPMENT COMPOUND, CHE GONG MIAO INDUSTRIAL ZONE,SHEN ZHEN which area is 1,144.15m2.

2. Lease term shall commence on Sep. 15,2000.and shall terminate on Sep. 15, 2004. is 48 months.

3.   Side  B  can  use  this  premises  for  workshop  and  office.
     Side A should ensure this PREMISE can be used as above function and conform to the stipulate of fire control and Safety of China Government. Side B should according to relevant legal and rule to get permit from Side A if Side B want to change the use.

4. Side A should ensure this premise to conform to relevant legal and rule and stipulate.
     Side B should ensure his action during the term of this contract to conform to relevant legal and rule and stipulate.

5. The rent of this Premise is RMB33/m2, Side B will pay the rent to side A RMB37,757 per month in every first 20 days of that month.

6.   Side  B  can  use  this  premise  on  Sep.  15,  2000.
     If side A can't supply this premise to Side B on Sep.15, 2000. Side B can delay the lease starting date for the days side A delay.

7. Real estate taxes, personal incoming regulating taxes, land using fee, lease administrating fee are paid by side A, but charges for water and electricity, hygiene, building administrating and telephone charges are paid by side B.

8. All charges for water and electricity, hygiene, building administrating and telephone charges should be paid by side B on time. if side B delay to pay, Side B should responsible to pay all penalty caused by his delay.

9. On the effective date of the contract , Side B should pay Side A deposit which is 2 months of the rent, i.e. RMB75,514 and side A should provide receipt.

     Side A and side B should carry out this lease contract items. if any one defaults, he should be responsible for it.

10. Side A should ensure all utilities and services in this premise to conform to the request of relevant legal and rule and stipulate.
     Side B shall return all utilities and services of this premise at the date of ending this contract in a condition as good as the condition at the beginning of the leases term , except for such deterioration that might result from normal use of these utilities and services. at same time side A should return the deposit to side B.

11. Side B can notify side A maintain in time if there is normal damage in this premise.
     Side A should maintain within 3 days after notified. If side A refuse to maintain or side B can't contact with side A, side B can instead of side A to maintain after permitting of Contract Registration Agency. All charges will be paid by side A.

12. If there is any intentional damage, side B has the liability to rebuild the PREMISE or compensate.

13.  Side  A  and  Side  B  should  sign  the  Agreement  for  it.

14.  Side  B  can't rent this premise to other person without permitting of side
     A.
     If side A permit side B should register to real estate Agency for this transfer. But the ending date of that contract should be as same as side A for side B.

15. If Side A would like make over this contract, Side A should advise Side B in advance one month and ensure which still keep this contract.

16.  This  lease  contract  will  be  relieved  as  following  reasons:
     (1)  accident;
     (2)  China  Government  buy  this  premise;
     (3)  (real  estate  rent  permitting)  expire;
          if  it  is reason of (3) as above, Side B can get compensate from Side
          A.

17.  Side  A  have  right  to  relieved  this  contract  as  following  reasons:
     Side  B  has  the  liability  to  compensate
     (1)  Side  B  don't  pay  the  rent  over  1months;
     (2)  Side  B  owe  Side  A  all  charges  over  RMB  37,757;
     (3) Side B change use without permitting from Side A and relevant department;
     (4)  Side  B  don't  carry  out  12  as  above;
     (5) Side B decorate without permitting from Side A and relevant department;
     (6)  Side  B rent this premise to other person without permitting from Side
          A.
          Side A can notify Side B to move out of this premise and don't return the deposit to Side B.

18.  Side  B  have  right  to  relieved  this  contract  as  following  reasons:
     Side  A  has  the  liability  to  compensate
     (1) Side A don't supply this premise over 1 months after this contract is made effective;
     (2)  Side  A  don't  carry  out  4  as  above;
     (3)  Side  A  don't  carry  out  11  as  above;
     (4)  Side  A  decorate  without  permitting  from  Side  B.
          Side B should notify Side A for relieve this lease and move out of this premise in time. Side A should return double deposit and the charges of in advance from Side B and pay RMB \ as compensate to Side
                                                        ---
          B.

19. If Side A and Side B have different opinion for relieve this lease, it will be mediated by the Lease Register Agency or Law.

20. When the contract is expired , Side B would like to continue keeping this contract should apply for it to Side A in advance 2month. If Side A would like to continue renting this premise at the same condition, Side B have priority rights to rent this premise.
     Side A and Side B should have agreement for it and should resign on this contract and register again.

21. If ending this contract, Side B should move out of this premise within 10 days after ending date, otherwise Side A have rights to ask to help from the Contract Register Agency to force Side B move out and handle the property in the premise and rent and some charges of Side B.

22. Side B supposes to pay the rent on time in every month. If there were any delay, Side B would pay another 2% of rent per day.

23. Side B should pay RMB50/m2 / month to Side A for this premise if Side B rent the premise to other person without permitting from Side A.

24. If Side A or Side B fails to fulfill any lease obligation and cause the damages to the other party. They shall pay all damages and income expected to the other party.

25. The attached pages of this contract have as same effect as this contract. Side A and Side B may have supplement agreement for something no written in this contract. Which will have as same effect as this contract after register.

26. It will be mediated by the Lease Register Agency or Law if Side A and Side B have different opinion for relieve this lease.

27.  This  contract  is  written  with  Chinese.

28.  This  contract  is made effective as date of signature by and between CHINA
                                                                          ------
     ARCHITECTURE  DESIGN ACADEMY and  JINGLIANG  ELECTRONICS  CO.,  LTD.
     --------------------------------------------------------------------

SIDE  A  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:

SIDE  B  (STAMP  OR  SIGNATURE):

LEGAL  PERSON:

TELEPHONE:

A/C  NUMBER:

AGNECE:                                                Y       M      D

WITNESS  (STAMP  OR  SIGNATURE):                         Y       M      D

REGISTRATION  OFFICE  (STAMP  OR  SIGNATURE):             Y       M      D